Exhibit 99.1

M.D.C. HOLDINGS, INC.

News Release

M.D.C. HOLDINGS ANNOUNCES 2017 SECOND QUARTER RESULTS

DENVER, COLORADO, Tuesday, August 1, 2017. M.D.C. Holdings, Inc. (NYSE: MDC) announced results for the quarter ended June 30, 2017.

2017 Second Quarter Highlights and Comparisons to 2016 Second Quarter

●	Net income up 26% to $33.9 million, or $0.64 per diluted share, from $26.9 million or $0.52 per diluted share*
●	Home sale revenues up 13% to $647.6 million from $571.2 million
●	Selling, general and administrative expenses as a percentage of home sale revenues (“SG&A rate”) improved 40 basis points from 11.3% to 10.9%
●	Dollar value of net new orders of $710.6 million versus $722.5 million
o	Monthly sales absorption pace of 3.41 improved 2%
●	Ending backlog dollar value up 4% to $1.68 billion from $1.61 billion
●	Approved 3,342 lots for purchase in 44 communities
●	Last twelve months return on equity improved 340 basis points to 9.3%

*Per share amount for 2016 second quarter has been adjusted for the 5% stock dividend declared and paid in the 2016 fourth quarter.

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “We are pleased to announce our 2017 second quarter results, highlighted by a 26% year-over-year increase in our net income. For the second consecutive quarter, we realized a year-over-year improvement in our backlog conversion rate, which helped to drive a double-digit increase in home sale revenues and improved operating leverage. The improved backlog conversion rate was achieved based on stabilizing build-to-order construction cycle times, which decreased sequentially for the first time in almost two years.”

Mr. Mizel continued, “Income for both our homebuilding and financial services operations increased for the 2017 second quarter, driving a seventh consecutive quarter of improvement to our last twelve months return on equity, which expanded by 340 basis points year-over-year. We achieved this improvement without losing focus on the balance sheet, which features a unique combination of low leverage, carefully managed exposure to homebuilding assets, and liquidity of nearly $1.0 billion.”

Mr. Mizel concluded, “With our returns rising, we have focused increasingly on sourcing new communities to drive future growth for our core homebuilding business. In the second quarter alone, we approved more than 3,300 lots for acquisition, far exceeding the activity for any other quarter in the past three years. Our acquisition activities have maintained a focus on affordability, given the success of our more affordable SeasonsTM product line, which is now selling in four states and accounted for just over 10% of total net new orders in the quarter. Overall, our outlook for the homebuilding industry remains positive, supported by a solid macroeconomic environment and favorable dynamics in the balance between housing supply and demand.”

Homebuilding

Home sale revenues for the 2017 second quarter increased 13% to $647.6 million, primarily driven by an 11% increase in deliveries, which was mostly the result of an 8% year-over-year increase in our homes in beginning backlog coupled with a 100 basis point improvement in our backlog conversion rate.

For the 2017 second quarter, our gross margin from home sales percentage was 16.8%, a 40 basis point improvement from 16.4% in the prior year period. Our 2016 second quarter included $1.6 million, or 30 basis points, of inventory impairments while our 2017 second quarter included no such inventory impairments.

Selling, general and administrative expenses for the 2017 second quarter were $70.7 million, up $6.3 million from $64.4 million for the same period in 2016 primarily due to increased compensation-related expenses driven by higher average headcount. Our SG&A rate improved by 40 basis points to 10.9% for the 2017 second quarter from 11.3% in the 2016 second quarter. This decrease in our SG&A rate was primarily the result of an increased ability to leverage our fixed overhead as a result of our increase in home sale revenues.

The dollar value of net new orders for the 2017 second quarter decreased 2% year-over-year to $710.6 million, as a 4% decline in our average active community count was partly offset by a 2% increase in our monthly sales absorption pace.

Our backlog value at the end of the 2017 second quarter was up 4% year-over-year to $1.68 billion. The improvement was due to both a 2% increase in the number of units in backlog and a 2% increase in the average selling price. The increase in the number of units in backlog was driven by strong sales activity during the past twelve months. Price increases implemented in the past twelve months drove the increase in average selling price, but the price increases were slightly offset by the lower selling price of our more affordable homes.

Financial Services

Income before taxes for our financial services operations for the 2017 second quarter was $11.7 million, a $2.7 million increase from $9.1 million in the 2016 second quarter. This improvement was due to increased profitability in our mortgage operations segment as a result of (1) year-over-year increases in the dollar value of loans locked, originated, and sold, and (2) higher gains on loans locked and originated. In addition, we realized higher income before taxes from our other financial services subsidiaries as a result of the increase in new home deliveries.

Income Taxes

For the three months ended June 30, 2017 and 2016, we had effective income tax rates of 34.7% and 33.5%, respectively. The year-over-year increase in our effective tax rate was primarily the result of our estimate of the full year effective tax rate for 2016 including an estimate for energy credits whereas our estimate for the 2017 full year includes no such energy credit as the credit has not been approved by the U.S. Congress.

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 190,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Northern Colorado, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida and Seattle. MDC's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. MDC’s stock is traded on the New York Stock Exchange under the symbol "MDC" For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended June 30, 2017, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:       Kevin McCarty

Vice President of Finance and Corporate Controller

1-866-424-3395 / (720) 977-3395

IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(Dollars in thousands, except per share amounts)
	(Unaudited)
Homebuilding:
Home sale revenues	$647,620	$571,195	$1,211,099	$965,615
Land sale revenues	1,351	316	1,598	2,640
Total home and land sale revenues	648,971	571,511	1,212,697	968,255
Home cost of sales	(539,077)	(475,836)	(1,008,019)	(805,862)
Land cost of sales	(1,202)	(216)	(1,413)	(1,879)
Inventory impairments	-	(1,600)	(4,850)	(1,600)
Total cost of sales	(540,279)	(477,652)	(1,014,282)	(809,341)
Gross margin	108,692	93,859	198,415	158,914
Selling, general and administrative expenses	(70,709)	(64,440)	(137,007)	(120,717)
Interest and other income	2,847	2,553	5,174	3,489
Other expense	(666)	(278)	(1,017)	(905)
Other-than-temporary impairment of marketable securities	(1)	(288)	(51)	(719)
Homebuilding pretax income	40,163	31,406	65,514	40,062

Financial Services:
Revenues	19,073	15,823	37,052	26,840
Expenses	(8,500)	(7,543)	(16,398)	(13,784)
Interest and other income	1,238	772	2,217	1,613
Other-than-temporary impairment of marketable securities	(80)	-	(131)	-
Financial services pretax income	11,731	9,052	22,740	14,669

Income before income taxes	51,894	40,458	88,254	54,731
Provision for income taxes	(18,023)	(13,545)	(32,134)	(18,255)
Net income	$33,871	$26,913	$56,120	$36,476

Other comprehensive income related to available for sale securities, net of tax	1,944	895	3,930	2,843
Comprehensive income	$35,815	$27,808	$60,050	$39,319

Earnings per share:
Basic	$0.65	$0.52	$1.09	$0.71
Diluted	$0.64	$0.52	$1.07	$0.71

Weighted average common shares outstanding
Basic	51,514,309	51,293,917	51,428,079	51,281,643
Diluted	52,444,123	51,304,829	52,065,968	51,291,359

Dividends declared per share	$0.25	$0.24	$0.50	$0.48

M.D.C HOLDINGS, INC.

Consolidated Balance Sheets

	June 30,	December 31,
	2017	2016
ASSETS	(Dollars in thousands, except
	per share amounts)
	(Unaudited)
Homebuilding:
Cash and cash equivalents	$314,814	$259,087
Marketable securities	65,268	59,770
Restricted cash	5,027	3,778
Trade and other receivables	37,747	42,492
Inventories:
Housing completed or under construction	909,911	874,199
Land and land under development	846,825	884,615
Total inventories	1,756,736	1,758,814
Property and equipment, net	27,194	28,041
Deferred tax asset, net	62,446	74,888
Metropolitan district bond securities (related party)	31,864	30,162
Prepaid and other assets	67,009	60,463
Total homebuilding assets	2,368,105	2,317,495
Financial Services:
Cash and cash equivalents	23,162	23,822
Marketable securities	38,666	36,436
Mortgage loans held-for-sale, net	95,283	138,774
Other assets	11,195	12,062
Total financial services assets	168,306	211,094
Total Assets	$2,536,411	$2,528,589
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$48,327	$42,088
Accrued liabilities	148,199	144,566
Revolving credit facility	15,000	15,000
Senior notes, net	842,232	841,646
Total homebuilding liabilities	1,053,758	1,043,300
Financial Services:
Accounts payable and accrued liabilities	49,873	50,734
Mortgage repurchase facility	69,127	114,485
Total financial services liabilities	119,000	165,219
Total Liabilities	1,172,758	1,208,519
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 51,862,230 and 51,485,090 issued and outstanding at June 30, 2017 and December 31, 2016, respectively	519	515
Additional paid-in-capital	992,870	983,532
Retained earnings	344,263	313,952
Accumulated other comprehensive income	26,001	22,071
Total Stockholders' Equity	1,363,653	1,320,070
Total Liabilities and Stockholders' Equity	$2,536,411	$2,528,589

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(Dollars in thousands)
	(Unaudited)
Operating Activities:
Net income	$33,871	$26,913	$56,120	$36,476
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	1,443	3,176	2,038	6,163
Depreciation and amortization	1,376	1,294	2,704	2,367
Inventory impairments	-	1,600	4,850	1,600
Other-than-temporary impairment of marketable securities	81	288	182	719
Gain on sale of marketable securities	(1,197)	(1,177)	(1,758)	(262)
Deferred income tax expense	6,813	6,085	10,033	7,873
Net changes in assets and liabilities:
Restricted cash	(798)	(597)	(1,249)	(196)
Trade and other receivables	(1,907)	(10,984)	5,419	(26,235)
Mortgage loans held-for-sale	2,090	(36,506)	43,491	(3,029)
Housing completed or under construction	(18,841)	(71,448)	(39,707)	(186,805)
Land and land under development	8,491	54,390	37,521	122,701
Prepaid expenses and other assets	(5,195)	(3,886)	(7,602)	(2,975)
Accounts payable and accrued liabilities	774	23,751	8,845	19,517
Net cash provided by (used in) operating activities	27,001	(7,101)	120,887	(22,086)

Investing Activities:
Purchases of marketable securities	(6,682)	(9,944)	(12,043)	(15,426)
Sales of marketable securities	6,467	30,165	11,450	50,765
Purchases of property and equipment	(242)	(1,173)	(1,364)	(3,117)
Net cash provided by (used in) investing activities	(457)	19,048	(1,957)	32,222

Financing Activities:
Advances (payments) on mortgage repurchase facility, net	(1,415)	33,076	(45,358)	4,686
Dividend payments	(12,912)	(12,252)	(25,809)	(24,504)
Proceeds from exercise of stock options	5,697	-	7,304	-
Net cash used in financing activities	(8,630)	20,824	(63,863)	(19,818)

Net increase (decrease) in cash and cash equivalents	17,914	32,771	55,067	(9,682)
Cash and cash equivalents:
Beginning of period	320,062	138,535	282,909	180,988
End of period	$337,976	$171,306	$337,976	$171,306

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

New Home Deliveries

	Three Months Ended June 30,
	2017			2016			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	212	$68,943	$325.2	201	$60,976	$303.4	5%	13%	7%
California	210	131,746	627.4	192	117,985	614.5	9%	12%	2%
Nevada	215	75,687	352.0	148	51,834	350.2	45%	46%	1%
Washington	91	47,382	520.7	85	39,236	461.6	7%	21%	13%
West	728	323,758	444.7	626	270,031	431.4	16%	20%	3%
Colorado	414	203,141	490.7	353	172,100	487.5	17%	18%	1%
Utah	48	19,864	413.8	51	17,935	351.7	(6)%	11%	18%
Mountain	462	223,005	482.7	404	190,035	470.4	14%	17%	3%
Maryland	64	27,760	433.8	83	41,639	501.7	(23)%	(33)%	(14)%
Virginia	53	32,365	610.7	75	38,623	515.0	(29)%	(16)%	19%
Florida	105	40,732	387.9	84	30,867	367.5	25%	32%	6%
East	222	100,857	454.3	242	111,129	459.2	(8)%	(9)%	(1)%
Total	1,412	$647,620	$458.7	1,272	$571,195	$449.1	11%	13%	2%

	Six Months Ended June 30,
	2017			2016			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	400	$124,619	$311.5	361	$106,038	$293.7	11%	18%	6%
California	439	268,229	611.0	317	193,515	610.5	38%	39%	0%
Nevada	402	141,820	352.8	255	90,260	354.0	58%	57%	(0)%
Washington	192	98,170	511.3	159	71,593	450.3	21%	37%	14%
West	1,433	632,838	441.6	1,092	461,406	422.5	31%	37%	5%
Colorado	750	363,328	484.4	602	293,675	487.8	25%	24%	(1)%
Utah	81	32,568	402.1	90	32,510	361.2	(10)%	0%	11%
Mountain	831	395,896	476.4	692	326,185	471.4	20%	21%	1%
Maryland	99	44,363	448.1	117	57,445	491.0	(15)%	(23)%	(9)%
Virginia	103	58,894	571.8	115	58,777	511.1	(10)%	0%	12%
Florida	202	79,108	391.6	163	61,802	379.2	24%	28%	3%
East	404	182,365	451.4	395	178,024	450.7	2%	2%	0%
Total	2,668	$1,211,099	$453.9	2,179	$965,615	$443.1	22%	25%	2%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Net New Orders

	Three Months Ended June 30,
	2017				2016				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
Arizona	230	$75,049	$326.3	2.89	236	$70,699	$299.6	2.62	(3)%	6%	9%	10%
California	234	143,208	612.0	4.59	308	177,934	577.7	5.33	(24)%	(20)%	6%	(14)%
Nevada	267	92,407	346.1	4.45	230	80,263	349.0	3.48	16%	15%	(1)%	28%
Washington	127	68,876	542.3	4.34	118	55,934	474.0	3.42	8%	23%	14%	27%
West	858	379,540	442.4	3.90	892	384,830	431.4	3.59	(4)%	(1)%	3%	9%
Colorado	458	215,472	470.5	3.59	413	192,543	466.2	4.02	11%	12%	1%	(11)%
Utah	67	29,046	433.5	3.19	77	28,057	364.4	3.21	(13)%	4%	19%	(1)%
Mountain	525	244,518	465.7	3.54	490	220,600	450.2	3.87	7%	11%	3%	(9)%
Maryland	32	14,819	463.1	1.19	69	31,918	462.6	1.67	(54)%	(54)%	0%	(29)%
Virginia	63	32,790	520.5	4.20	73	36,892	505.4	2.95	(14)%	(11)%	3%	42%
Florida	120	38,940	324.5	2.05	122	48,236	395.4	2.32	(2)%	(19)%	(18)%	(12)%
East	215	86,549	402.6	2.14	264	117,046	443.4	2.23	(19)%	(26)%	(9)%	(4)%
Total	1,598	$710,607	$444.7	3.41	1,646	$722,476	$438.9	3.34	(3)%	(2)%	1%	2%

	Six Months Ended June 30,
	2017				2016				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
Arizona	446	$143,119	$320.9	2.86	459	$139,785	$304.5	2.49	(3)%	2%	5%	15%
California	477	298,621	626.0	4.31	537	321,162	598.1	4.54	(11)%	(7)%	5%	(5)%
Nevada	562	192,898	343.2	4.65	459	160,074	348.7	3.57	22%	21%	(2)%	30%
Washington	266	144,368	542.7	4.14	242	116,073	479.6	3.17	10%	24%	13%	31%
West	1,751	779,006	444.9	3.88	1,697	737,094	434.4	3.34	3%	6%	2%	16%
Colorado	959	456,162	475.7	3.93	906	428,747	473.2	4.11	6%	6%	1%	(4)%
Utah	123	52,616	427.8	2.52	143	52,629	368.0	3.03	(14)%	(0)%	16%	(17)%
Mountain	1,082	508,778	470.2	3.69	1,049	481,376	458.9	3.92	3%	6%	2%	(6)%
Maryland	83	37,189	448.1	1.49	158	74,068	468.8	2.09	(47)%	(50)%	(4)%	(29)%
Virginia	127	67,229	529.4	3.61	158	81,036	512.9	3.07	(20)%	(17)%	3%	18%
Florida	251	91,117	363.0	2.20	230	96,279	418.6	2.42	9%	(5)%	(13)%	(9)%
East	461	195,535	424.2	2.25	546	251,383	460.4	2.46	(16)%	(22)%	(8)%	(9)%
Total	3,294	$1,483,319	$450.3	3.47	3,292	$1,469,853	$446.5	3.30	0%	1%	1%	5%

* Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%	June 30,		%
	2017	2016	Change	2017	2016	Change	2017	2016	Change
Arizona	26	30	(13)%	27	30	(10)%	26	31	(16)%
California	17	20	(15)%	17	19	(11)%	18	20	(10)%
Nevada	18	22	(18)%	20	22	(9)%	20	21	(5)%
Washington	9	10	(10)%	10	12	(17)%	11	13	(15)%
West	70	82	(15)%	74	83	(11)%	75	85	(12)%
Colorado	44	28	57%	43	34	26%	41	37	11%
Utah	6	8	(25)%	7	8	(13)%	8	8	0%
Mountain	50	36	39%	50	42	19%	49	45	9%
Maryland	9	13	(31)%	9	14	(36)%	9	13	(31)%
Virginia	5	9	(44)%	5	8	(38)%	6	9	(33)%
Florida	19	19	0%	20	18	11%	19	16	19%
East	33	41	(20)%	34	40	(15)%	34	38	(11)%
Total	153	159	(4)%	158	165	(4)%	158	168	(6)%

Backlog

	At June 30,
	2017			2016			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	368	$125,097	$339.9	419	$129,591	$309.3	(12)%	(3)%	10%
California	519	347,822	670.2	562	360,450	641.4	(8)%	(4)%	4%
Nevada	467	160,349	343.4	399	138,604	347.4	17%	16%	(1)%
Washington	311	169,045	543.6	262	127,968	488.4	19%	32%	11%
West	1,665	802,313	481.9	1,642	756,613	460.8	1%	6%	5%
Colorado	1,173	571,956	487.6	1,126	546,356	485.2	4%	5%	0%
Utah	146	62,225	426.2	161	59,133	367.3	(9)%	5%	16%
Mountain	1,319	634,181	480.8	1,287	605,489	470.5	2%	5%	2%
Maryland	76	38,329	504.3	131	61,623	470.4	(42)%	(38)%	7%
Virginia	135	70,384	521.4	144	76,278	529.7	(6)%	(8)%	(2)%
Florida	315	132,628	421.0	241	107,679	446.8	31%	23%	(6)%
East	526	241,341	458.8	516	245,580	475.9	2%	(2)%	(4)%
Total	3,510	$1,677,835	$478.0	3,445	$1,607,682	$466.7	2%	4%	2%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Homes Completed or Under Construction (WIP lots)

	June 30,		%
	2017	2016	Change
Unsold:
Completed	77	100	(23)%
Under construction	153	263	(42)%
Total unsold started homes	230	363	(37)%
Sold homes under construction or completed	2,547	2,535	0%
Model homes under construction or completed	316	289	9%
Total homes completed or under construction	3,093	3,187	(3)%

Lots Owned and Optioned (including homes completed or under construction)

	June 30, 2017			June 30, 2016
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
Arizona	1,794	553	2,347	1,565	259	1,824	29%
California	1,491	502	1,993	1,834	79	1,913	4%
Nevada	1,709	907	2,616	2,087	67	2,154	21%
Washington	671	49	720	816	35	851	(15)%
West	5,665	2,011	7,676	6,302	440	6,742	14%
Colorado	4,684	1,934	6,618	3,937	1,423	5,360	23%
Utah	302	123	425	424	-	424	0%
Mountain	4,986	2,057	7,043	4,361	1,423	5,784	22%
Maryland	142	69	211	297	168	465	(55)%
Virginia	283	37	320	498	107	605	(47)%
Florida	928	916	1,844	1,038	512	1,550	19%
East	1,353	1,022	2,375	1,833	787	2,620	(9)%
Total	12,004	5,090	17,094	12,496	2,650	15,146	13%

M.D.C. HOLDINGS, INC.

Other Financial Data

Selling, General and Administrative Expense

	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016	Change	2017	2016	Change
	(Dollars in thousands)
General and administrative expenses	$32,292	$31,414	$878	$64,661	$62,880	$1,781
General and administrative expense as a percentage of home sale revenues	5.0%	5.5%	(50) bps	5.3%	6.5%	(120) bps

Marketing expenses	$16,976	$14,433	$2,543	$32,100	$26,466	$5,634
Marketing expenses as a percentage of home sale revenues	2.6%	2.5%	10 bps	2.7%	2.7%	0 bps

Commissions expenses	$21,441	$18,593	$2,848	$40,246	$31,371	$8,875
Commissions expenses as a percentage of home sale revenues	3.3%	3.3%	0 bps	3.3%	3.2%	10 bps

Total selling, general and administrative expenses	$70,709	$64,440	$6,269	$137,007	$120,717	$16,290
Total selling, general and administrative expenses as a percentage of home sale revenues	10.9%	11.3%	(40) bps	11.3%	12.5%	(120) bps

Capitalized Interest

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(Dollars in thousands)
Homebuilding interest incurred	$13,194	$13,106	$26,382	$26,324
Less: Interest capitalized	(13,194)	(13,106)	(26,382)	(26,324)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$66,076	$79,783	$68,085	$77,541
Plus: Interest capitalized during period	13,194	13,106	26,382	26,324
Less: Previously capitalized interest included in home and land cost of sales	(17,179)	(15,739)	(32,376)	(26,715)
Interest capitalized, end of period	$62,091	$77,150	$62,091	$77,150